Exhibit 99.1

Contact:	Mark E. Secor
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280
Date: April 18, 2013

Horizon Bancorp Appoints New Chairman of the Board and Lead Director

April 18, 2013, Michigan City, Indiana – Horizon Bancorp (NASDAQ GM: HBNC) has named Craig M. Dwight its new Chairman of the Board as well as Chief Executive Officer.  Mr. Dwight has served as the Company’s Chief Executive Officer since 2001, Director since 1998 and as Chairman and Chief Executive Officer of the Company’s wholly owned subsidiary, Horizon Bank NA since 1998.   Mr. Dwight’s appointment will become effective following the retirement of Robert C. Dabagia as Chairman and Director on June 30, 2013.   Mr. Dabagia has served as Chairman since 1998, director of the Company since 1986 and Director of the Company’s predecessor Citizens Bank since 1980.

In addition, Horizon Bancorp’s Board of Directors approved an amendment to its By-laws to establish the position of Lead Director whenever one person holds both the Chairman and Chief Executive Officer positions.  The Lead Director will serve as a principal liaison between the independent Directors, all Board members, the Chairman and Chief Executive Officer and other members of senior management on matters including corporate policy, strategy and executive management performance.  The naming of a Lead Director has gained wide acceptance during the past decade and the boards of many leading companies have established this position to incorporate an additional level of independence and leadership at the board level.

As a result of Mr. Dwight’s appointment as both Chairman and Chief Executive Officer effective July 1, 2013, the Board of Directors has established the Lead Director position effective as of that date.  The Board of Directors, at its April meeting, held a confidential ballot amongst the Board’s independent directors.  Daniel F. Hopp was unanimously elected to serve as Lead Director by the Board of Directors.  Mr. Hopp retired in June 2011 as Senior Vice President, Corporate Affairs, and General Counsel of Whirlpool Corporation, a Fortune 500 company located within Horizon’s market area. Mr. Hopp has extensive knowledge and experience in manufacturing, management of a large and complex organization, corporate law and the rules and regulations applicable to large publicly traded companies. He has served on Horizon’s Board of Directors since 2005 and on the Board of Directors of the Bank since 2004.

Horizon Bancorp is a locally owned, independent, commercial bank holding company serving Northern and Central Indiana and Southwest Michigan through its commercial banking subsidiary, Horizon Bank, which also operates under the “Heartland Community Bank a Horizon Bank Company” name in certain markets.  Horizon also offers mortgage-banking services throughout the Midwest. Horizon Bancorp may be reached online at www.accesshorizon.com.  Its common stock is traded on the NASDAQ Global Market under the symbol HBNC.

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in “Item 1A Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012.  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Contact:	Mark E. Secor
Chief Financial Officer
Phone: (219) 873-2611
Fax: (219) 874-9280
Date: April 18, 2013